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                                                          Exhibit 24

                            FIRST MARYLAND BANCORP

                               Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of First Maryland Bancorp, a Maryland corporation, constitute and appoint Frank P. Bramble, Jeremiah E. Casey, and Jerome W. Evans, and any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors of First Maryland Bancorp the Annual Report on Form 10-K of First Maryland Bancorp for the year ended December 31, 1996 to be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, and any amendments or supplements to such Form 10-K. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Frank P. Bramble                                     Frank A. Gunther, Jr.
----------------                                     ---------------------
Frank P. Bramble                                     Frank A. Gunther, Jr.

Benjamin L. Brown                                    Curran W. Harvey, Jr.
-----------------                                    ---------------------
Benjamin L. Brown                                    Curran W. Harvey, Jr.

Jeremiah E. Casey                                    Margaret M. Heckler
-----------------                                    -------------------
Jeremiah E. Casey                                    Margaret M. Heckler

J. Owen Cole
------------                                         --------------
J. Owen Cole                                         Kevin J. Kelly

Edward A. Crooke
----------------                                     ------------------
Edward A. Crooke                                     Henry J. Knott, Jr.

John F. Dealy                                        Thomas P. Mulcahy
-------------                                        -----------------
John F. Dealy                                        Thomas P. Mulcahy

Mathias J. DeVito                                    William M. Passano, Jr.
-----------------                                    -----------------------
Mathias J. DeVito                                    William M. Passano, Jr.

Rhoda M. Dorsey
---------------
Rhoda M. Dorsey

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Jerome W. Geckle

Dated:  January 28, 1997